              Schedule 14A Information required in proxy statement.
                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
              Securities and Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                        [X]
Filed by a Party other than the Registrant     [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ]    Preliminary Additional Materials
[ ]    Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.149-11(c) or Section 240.14

       Morgan Stanley Quality Municipal Securities
       Morgan Stanley California Quality Municipal Securities
       Morgan Stanley New York Quality Municipal Securities

       ------------------------------------------
       (Name of Registrant as Specified in its Charter)

       Lou Anne D. McInnis
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement)

    Payment of Filing Fee (check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(j)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:

2)  Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

    Set forth the amount on which the filing fee is calculated and state how it was determined.

4)  Proposed maximum aggregate value of transaction:

5)  Fee previously paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously paid:

2)  Form, Schedule or Registration Statement No.:

3)  Filing Party:

4)  Date Filed:

                   MORGAN STANLEY QUALITY MUNICIPAL SECURITIES
             MORGAN STANLEY CALIFORNIA QUALITY MUNICIPAL SECURITIES
              MORGAN STANLEY NEW YORK QUALITY MUNICIPAL SECURITIES


                    NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS

                            TO BE HELD JUNE 17, 2003

     Annual Meetings of Shareholders ("Meeting(s)") of MORGAN STANLEY QUALITY MUNICIPAL SECURITIES, MORGAN STANLEY CALIFORNIA QUALITY MUNICIPAL SECURITIES and MORGAN STANLEY NEW YORK QUALITY MUNICIPAL SECURITIES, (individually, a "Trust" and, collectively, the "Trusts"), unincorporated business trusts organized under the laws of the Commonwealth of Massachusetts, will be held jointly in Room 207, 2nd Floor, 1221 Avenue of the Americas, New York, New York 10020, on June 17, 2003 at 9:00 a.m., New York City time, for the following purposes:


MATTERS TO BE VOTED ON BY ALL SHAREHOLDERS

          1. For each Trust, to elect three Trustees to serve until the year 2006 Annual Meeting of each Trust or until their successors shall have been elected and qualified; and

          2. To transact such other business as may properly come before the Meetings or any adjournments thereof.

     Shareholders of record of each Trust as of the close of business on April 24, 2003 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person.

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting of any Trust, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.


                                                       BARRY FINK
                                                       Secretary
May 6, 2003
New York, New York

--------------------------------------------------------------------------------
                                   IMPORTANT

     YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. CERTAIN SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS CONTAINED ON THEIR PROXY CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.
--------------------------------------------------------------------------------

                   MORGAN STANLEY QUALITY MUNICIPAL SECURITIES
                        MORGAN STANLEY CALIFORNIA QUALITY
                              MUNICIPAL SECURITIES
                         MORGAN STANLEY NEW YORK QUALITY
                              MUNICIPAL SECURITIES

                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

                              --------------------
                              JOINT PROXY STATEMENT
                              --------------------

                         ANNUAL MEETINGS OF SHAREHOLDERS

                                  JUNE 17, 2003

     This statement is furnished in connection with the solicitation of proxies by the Boards of Trustees (the "Board(s)") of MORGAN STANLEY QUALITY MUNICIPAL SECURITIES ("IQM"), MORGAN STANLEY CALIFORNIA QUALITY MUNICIPAL SECURITIES ("IQC"), and MORGAN STANLEY NEW YORK QUALITY MUNICIPAL SECURITIES ("IQN") (individually, a "Trust" and, collectively, the "Trusts") for use at the Annual Meetings of Shareholders of the Trusts to be held jointly on June 17, 2003 (the "Meeting(s)"), and at any adjournments thereof. The first mailing of this Proxy Statement is expected to be made on or about May 9, 2003.

     If the enclosed form of proxy is properly executed and returned in time to be voted at the Meetings, the proxies named therein will vote the shares ("Shares") represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for the nominees for election as Trustee to be elected by all shareholders with respect to each Trust set forth in the attached Notice of Annual Meetings of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Trusts, execution and delivery of a later dated proxy to the Secretary of the Trusts (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Meetings. Attendance at the Meetings will not in and of itself revoke a proxy.

     Shareholders of record of each Trust as of the close of business on April 24, 2003, the record date for the determination of Shareholders entitled to notice of and to vote at the Meetings (the "Record Date"), are entitled to one vote for each share held and a fractional vote for a fractional share. No person was known to own as much as 5% of the outstanding shares of any of the Trusts on that date. The percentage ownership of shares of each Trust changes from time to time depending on purchases and sales by Shareholders and the total number of shares outstanding.

     The table below sets forth the total number of Common Shares and Preferred Shares outstanding for each Trust as of the Record Date:

                                     NUMBER OF COMMON      NUMBER OF PREFERRED
                                    SHARES OUTSTANDING     SHARES OUTSTANDING
                                           AS OF                  AS OF
                                      APRIL 24, 2003         APRIL 24, 2003
NAME OF FUND                           (RECORD DATE)          (RECORD DATE)
------------                           -------------          -------------
IQM ............................        15,777,770               1,940
IQC ............................         9,864,623               1,100
IQN ............................         4,554,925                 480

     The cost of soliciting proxies for the Meeting for each Trust, consisting principally of printing and mailing expenses, will be borne by each respective Trust. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees, officers of the Trusts, or officers and regular employees of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors" or the "Investment Manager"), Morgan Stanley Trust (or the "Transfer Agent"), Morgan Stanley Services Company Inc. ("Morgan Stanley Services") and/or Morgan Stanley DW Inc. ("Morgan Stanley DW"), without special compensation therefor. In addition, each Trust may employ Alamo Direct Mail Services Inc. ("Alamo") for mailing, tabulating and making telephone calls reminding shareholders to vote, the cost will be borne by each respective Trust. In the event it appears that the required number of votes to achieve quorum is not received, each Fund may utilize D.F. King & Co., Inc. ("D.F. King") to obtain the necessary votes to achieve quorum at a cost of approximately $3,000 to each Fund plus expenses as outlined below.

     Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by Internet or telephone, Shareholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions. Shareholders will need the "control number" that appears on the proxy card.

     In certain instances, D.F. King, Alamo and Morgan Stanley Trust may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Board. The Trusts have been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the last vote that is counted and will revoke all previous votes by the Shareholder. With respect to the solicitation of a telephonic vote by D.F. King, approximate additional expenses may include $6.00 per telephone vote transacted, $3.25 per outbound telephone contact and costs relating to obtaining Shareholders' telephone numbers and providing additional materials upon shareholder request, which would be borne by each Fund. With respect to telephone calls by Alamo, expenses would be approximately $1.00 per outbound telephone contact.

                    (1) ELECTION OF TRUSTEES FOR EACH TRUST

     The number of Trustees of each Trust has been fixed by the Trustees, pursuant to each Trust's Declaration of Trust, at eight. There are presently eight Trustees for each Trust. At the Meetings, pursuant to each Trust's Declaration of Trust, three nominees (Edwin J. Garn, Michael E. Nugent and Philip J. Purcell) are standing for election to each Trust's Board of Trustees to serve until the year 2006 Annual Meeting by the holders of the Common Shares and the Preferred Shares of each respective Trust voting together as a single class.

     Five of the current eight Trustees (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Manuel H. Johnson and Michael E. Nugent) are "Independent Trustees," that is, Trustees who are not "interested persons" of the Trusts, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The other three current Trustees, Charles A. Fiumefreddo, James F. Higgins and Philip J. Purcell, are "interested persons" (as that term is defined in the 1940 Act) of the Trusts and Morgan Stanley Investment Advisors and thus, are not Independent Trustees (the "Interested Trustees"). The nominees for election as Trustee have been proposed by the Trustees now serving, or, in the case of the nominees for positions as Independent Trustees, by the Independent Trustees now serving. All of the members of the Boards have been elected previously by the Shareholders of the Trusts.

     The nominees of the Board for election as Trustee of each Trust are listed below. It is the intention of the persons named in the enclosed form of proxy, unless instructed by proxy to withhold authority to vote for the nominees, to vote all validly executed proxies for the election of these nominees: for IQM, IQC and IQN--Edwin J. Garn, Michael E. Nugent and Philip J. Purcell. Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Boards may recommend or, in the case of an Independent Trustee nominee, as the Independent Trustees of each Trust may recommend. All of the nominees have consented to being named in this Proxy Statement and to serve if elected. The Trusts know of no reason why any of the said nominees would be unable or unwilling to accept nomination or election. With respect to each Trust, the election of the nominees listed above to be elected by all Shareholders requires the approval of a majority of the shares of the Trust represented and entitled to vote at the Meeting (Common Shares and Preferred Shares voting together as a single class).

     Pursuant to the provisions of the Declaration of Trust of each Trust, in certain cases as amended, the Trustees are divided into three separate classes, each class having a term of three years. The term of office of one of each of the three classes will expire each year.

     The Board of each Trust previously determined that any nominee for election as Trustee for each Trust will stand for election as Trustee and serve as Trustee in one of the three classes of Trustees as follows: Class I--Messrs. Bozic, Fiumefreddo and Higgins; Class II--Messrs. Hedien and Johnson; and Class III--Messrs. Garn, Nugent and Purcell. Any nominee will, if elected, serve a term of up to approximately three years running for the period assigned to that class and terminating at the date of the Annual Meeting of Shareholders so designated by the Boards, or any adjournments thereof. In addition, pursuant to each Trust's Declaration of Trust and the 1940 Act, the Board of each Trust previously determined that one of the Class I Trustees and one of the Class II Trustees will be designated as Trustees to be elected by the Preferred Shareholders voting separately. In this regard, Charles A. Fiumefreddo and Manuel H. Johnson serve as Trustees of each Trust's Board of Trustees on behalf of the Preferred Shareholders, the terms of each to expire with his designated Class. In accordance with the above, the Trustees in Class III for each Trust are standing for election at the Meetings and, if elected, will serve until the year 2006 Annual Meetings, or, in each case, until their successors shall have been elected and qualified. As a consequence of this method of election, the replacement of a majority of each of the Boards could be delayed for up to two years.

     The tables below set forth the following information regarding the nominees for election as Trustee, and each of the other Trustees (both the Independent Trustees and the Interested Trustees), as well as the executive officers of the Trusts: business occupations during the last five years, age, term of office and length of time served as of April 24, 2003, positions with the Trusts, number of shares owned, number of portfolios in the Fund Complex (defined below) overseen by each Trustee or nominee Trustee, and other directorships or trusteeships held by each Trustee in companies which file periodic reports with the Securities and Exchange Commission, including the 95 investment companies, including the Trusts, for which Morgan Stanley Investment Advisors serves as investment manager or investment advisor (referred to herein as the "Morgan Stanley Funds") and TCW/DW Term Trust 2003, for which Morgan Stanley Investment Advisors' wholly-owned subsidiary, Morgan Stanley Services, serves as manager and TCW Investment Management Company serves as investment adviser. The Fund Complex includes all open-end and closed-end funds (including all of their Portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including, but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).

INDEPENDENT TRUSTEES

                                                                                                    NUMBER OF
                                                                                                  PORTFOLIOS IN
                                                                                                      FUND
                                  POSITION(S)    LENGTH OF                                          COMPLEX
  NAME, AGE AND ADDRESS OF         HELD WITH       TIME          PRINCIPAL OCCUPATION(S) DURING     OVERSEEN    OTHER DIRECTORSHIPS
     INDEPENDENT TRUSTEE          THE TRUSTS      SERVED*                 PAST 5 YEARS             BY TRUSTEE     HELD BY TRUSTEE
-------------------------------  ------------  -------------  ----------------------------------- ------------- --------------------
Michael Bozic (62)                  Trustee    Since April    Retired; Director or Trustee of          123      Director of Weirton
c/o Mayer, Brown, Rowe & Maw                   1994           the Morgan Stanley Funds and TCW                  Steel Corporation.
Counsel to the Independent                                    /DW Term Trust 2003; formerly
Trustees                                                      Vice Chairman of Kmart Corporation
1675 Broadway                                                 (December 1998-October 2000),
New York, NY                                                  Chairman and Chief Executive
                                                              Officer of Levitz Furniture
                                                              Corporation (November 1995-November
                                                              1998) and President and Chief
                                                              Executive Officer of Hills
                                                              Department Stores (May 1991-July
                                                              1995); formerly variously Chairman,
                                                              Chief Executive Officer, President
                                                              and Chief Operating Officer (1987-
                                                              1991) of the Sears Merchandise
                                                              Group of Sears, Roebuck & Co.


Edwin J. Garn (70)                  Trustee    Since          Director or Trustee of the Morgan        123      Director of Franklin
c/o Summit Ventures LLC                        January 1993   Stanley Funds and TCW/DW Term                     Covey (time
1 Utah Center                                                 Trust 2003; formerly United States                management systems),
201 S. Main Street                                            Senator (R-Utah)(1974-1992) and                   BMW Bank of North
Salt Lake City, UT                                            Chairman, Senate Banking Committee                America, Inc.
                                                              (1980-1986); formerly Mayor of Salt               (industrial loan
                                                              Lake City, Utah (1971-1974);                      corporation), United
                                                              Astronaut, Space Shuttle Discovery                Space Alliance
                                                              (April 12-19, 1985) and Vice                      (joint venture
                                                              Chairman, Huntsman Corporation                    between Lockheed
                                                              (chemical company); member of the                 Martin and the
                                                              Utah Regional Advisory Board of                   Boeing Company) and
                                                              Pacific Corp.                                     Nuskin Asia Pacific
                                                                                                                (multilevel
                                                                                                                marketing); member
                                                                                                                of the board of
                                                                                                                various civic and
                                                                                                                charitable
                                                                                                                organizations.

Wayne E. Hedien (69)                Trustee    Since          Retired; Director or Trustee of the      123      Director of The PMI
c/o Mayer, Brown, Rowe & Maw                   September      Morgan Stanley Funds and TCW/DW                   Group Inc. (private
Counsel to the Independent                     1997           Term Trust 2003; formerly associated              mortgage insurance);
Trustees                                                      with the Allstate Companies                       Trustee and Vice
1675 Broadway                                                 (1966-1994), most recently as                     Chairman of The
New York, NY                                                  Chairman of The Allstate Corporation              Field Museum of
                                                              (March 1993-December 1994) and                    Natural History;
                                                              Chairman and Chief Executive Officer              director of various
                                                              of its wholly-owned subsidiary,                   other business and
                                                              Allstate Insurance Company (July                  charitable
                                                              1989-December 1994).                              organizations.


----------
* This is the date the Trustee began serving the Morgan Stanley Funds.

                                                                                                   NUMBER OF
                                                                                                 PORTFOLIOS IN
                                                                                                     FUND
                                 POSITION(S)    LENGTH OF                                          COMPLEX
  NAME, AGE AND ADDRESS OF        HELD WITH       TIME          PRINCIPAL OCCUPATION(S) DURING     OVERSEEN     OTHER DIRECTORSHIPS
     INDEPENDENT TRUSTEE         THE TRUSTS      SERVED*                 PAST 5 YEARS             BY TRUSTEE      HELD BY TRUSTEE
------------------------------- ------------  -------------  ----------------------------------- ------------- ---------------------
Dr. Manuel H. Johnson (54)        Trustee     Since July     Chairman of the Audit Committee          123      Director of NVR, Inc.
c/o Johnson Smick                             1991           and Director or Trustee of the                    (home construction);
2099 Pennsylvania Avenue NW                                  Morgan Stanley Funds and TCW/DW                   Chairman and Trustee
Suite 950                                                    Term Trust 2003; Senior Partner,                  of the Financial
Washington, D.C.                                             Johnson Smick International, Inc., a              Accounting Foundation
                                                             consulting firm; Co-Chairman and a                (oversight
                                                             founder of the Group of Seven                     organization of the
                                                             Council (G7C), an international                   Financial Accounting
                                                             economic commission; formerly Vice                Standards Board);
                                                             Chairman of the Board of Governors                Director of RBS
                                                             of the Federal Reserve System and                 Greenwich Capital
                                                             Assistant Secretary of the U.S.                   Holdings (financial
                                                             Treasury.                                         holding company).

Michael E. Nugent (66)            Trustee     Since July     Chairman of the Insurance Committee      214      Director of various
c/o Triumph Capital, L.P.                     1991           and Director or Trustee of the                    business
445 Park Avenue                                              Morgan Stanley Funds and TCW/DW                   organizations.
New York, NY                                                 Term Trust 2003; director/trustee of
                                                             various investment companies
                                                             managed by Morgan Stanley
                                                             Investment Management Inc. and
                                                             Morgan Stanley Investments LP (since
                                                             July 2001); General Partner, Triumph
                                                             Capital, L.P., a private investment
                                                             partnership; formerly Vice President,
                                                             Bankers Trust Company and BT
                                                             Capital Corporation (1984-1988).


INTERESTED TRUSTEES


                                                                                                   NUMBER OF
                                                                                                 PORTFOLIOS IN
                                                                                                     FUND
                                 POSITION(S)    LENGTH OF                                          COMPLEX
  NAME, AGE AND ADDRESS OF        HELD WITH       TIME          PRINCIPAL OCCUPATION(S) DURING     OVERSEEN     OTHER DIRECTORSHIPS
     INDEPENDENT TRUSTEE         THE TRUSTS      SERVED*                 PAST 5 YEARS             BY TRUSTEE      HELD BY TRUSTEE
------------------------------- ------------  -------------  ----------------------------------- ------------- ---------------------
Charles A. Fiumefreddo (69)      Chairman     Since July     Chairman and Director or Trustee of      123              None
c/o Morgan Stanley Trust         of the       1991           the Morgan Stanley Funds and TCW/DW
Harborside Financial Center,     Board and                   Term Trust 2003; formerly Chairman,
Plaza Two,                       Trustee                     Chief Executive Officer and Director
Jersey City, NJ                                              of the Investment Manager, the
                                                             Distributor and Morgan Stanley
                                                             Services, Executive Vice President
                                                             and Director of Morgan Stanley DW,
                                                             Chairman and Director of the
                                                             Transfer Agent and Director and/or
                                                             officer of various Morgan Stanley
                                                             subsidiaries (until June 1998) and
                                                             Chief Executive Officer of the
                                                             Morgan Stanley Funds and the TCW/DW
                                                             Term Trusts (until September 2002).

James F. Higgins (55)            Trustee      Since June     Director or Trustee of the Morgan        123              None
c/o Morgan Stanley Trust                      2000           Stanley Funds and TCW/DW Term
Harborside Financial Center,                                 Trust 2003; (since June 2000); Senior
Plaza Two,                                                   Advisor of Morgan Stanley (since
Jersey City, NJ                                              August 2000); Director of the
                                                             Distributor and Dean Witter Realty
                                                             Inc.; Director of AXA Financial, Inc.
                                                             and The Equitable Life Assurance
                                                             Society of the United States (financial
                                                             services); previously President and
                                                             Chief Operating Officer of the Private
                                                             Client Group of Morgan Stanley (May
                                                             1999-August 2000), President and
                                                             Chief Operating Officer of Individual
                                                             Securities of Morgan Stanley
                                                             (February 1997-May 1999).

----------
* This is the date the Trustee began serving the Morgan Stanley Funds.

                                                                                                   NUMBER OF
                                                                                                 PORTFOLIOS IN
                                                                                                     FUND
                                 POSITION(S)    LENGTH OF                                          COMPLEX
  NAME, AGE AND ADDRESS OF        HELD WITH       TIME          PRINCIPAL OCCUPATION(S) DURING     OVERSEEN     OTHER DIRECTORSHIPS
     INDEPENDENT TRUSTEE         THE TRUSTS      SERVED*                 PAST 5 YEARS             BY TRUSTEE      HELD BY TRUSTEE
------------------------------- ------------  -------------  ----------------------------------- ------------- ---------------------
Philip J. Purcell (59)             Trustee    Since April    Director or Trustee of the Morgan        123      Director of American
1585 Broadway                                 1994           Stanley Funds and TCW/DW Term                     Airlines, Inc. and
New York, NY                                                 Trust 2003; Chairman of the Board                 its parent company,
                                                             of Directors and Chief Executive                  AMR Corporation
                                                             Officer of Morgan Stanley and
                                                             Morgan Stanley DW; Director of the
                                                             Distributor; Chairman of the Board
                                                             of Directors and Chief Executive
                                                             Officer of Novus Credit Services
                                                             Inc.; Director and/or officer of
                                                             various Morgan Stanley subsidiaries.

----------
* This is the date the Trustee began serving the Morgan Stanley Funds.


OFFICERS OF THE TRUSTS


                                    POSITION(S)
   NAME, AGE AND ADDRESS OF          HELD WITH             LENGTH OF
       EXECUTIVE OFFICER             THE TRUSTS           TIME SERVED            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------ --------------------- --------------------- --------------------------------------------------------
Mitchell M. Merin (49)         President             Since May 1999        President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas                                                Investment Management (since December 1998); President,
New York, NY                                                               Director (since April 1997) and Chief Executive Officer
                                                                           (since June 1998) of the Investment Manager and Morgan
                                                                           Stanley Services; Chairman, Chief Executive Officer and
                                                                           Director of the Distributor (since June 1998); Chairman
                                                                           (since June 1998) and Director (since January 1998) of
                                                                           the Transfer Agent; Director of various Morgan Stanley
                                                                           subsidiaries; President (since May 1999) of the Morgan
                                                                           Stanley Funds and TCW/DW Term Trust 2003; Trustee (since
                                                                           December 1999) and President and Chief Executive Officer
                                                                           (since October 2002) of the Van Kampen open-end funds
                                                                           and President and Chief Executive Officer (since
                                                                           December 2002) of the Van Kampen closed-end funds;
                                                                           previously Chief Strategic Officer of the Investment
                                                                           Manager and Morgan Stanley Services and Executive Vice
                                                                           President of the Distributor (April 1997-June 1998),
                                                                           Chief Executive Officer (September 2002-April 2003)
                                                                           and Vice President (May 1997-April 1999) of the Morgan
                                                                           Stanley Funds and TCW/DW 2003, and Executive Vice
                                                                           president of Morgan Stanley.

Barry Fink (48)                Vice President,       Since February 1997   General Counsel (since May 2000) and Managing Director
1221 Avenue of the Americas    Secretary and                               (since December 2000) of Morgan Stanley Investment
New York, NY                   General Counsel                             Management; Managing Director (since December 2000), and
                                                                           Secretary and General Counsel (since February 1997) and
                                                                           Director (since July 1998) of the Investment Manager and
                                                                           Morgan Stanley Services; Assistant Secretary of Morgan
                                                                           Stanley DW; Vice President, Secretary and General
                                                                           Counsel of the Morgan Stanley Funds and TCW/DW Term
                                                                           Trusts (since February 1997); Vice President and
                                                                           Secretary of the Distributor; previously, Senior Vice
                                                                           President, Assistant Secretary and Assistant General
                                                                           Counsel of the Investment Manager and Morgan Stanley
                                                                           Services.

Thomas F. Caloia (57)          Treasurer             Since April 1989      Executive Director (since December 2003) and Assistant
c/o Morgan Stanley Trust                                                   Treasurer of the Investment Manager, the Distributor and
Harborside Financial Center,                                               Morgan Stanley Services; Treasurer of the Morgan Stanley
Plaza Two,                                                                 Funds. Formerly First Vice President of the Investment
Jersey City, NJ                                                            Manager, the Distributor and Morgan Stanley Services.

Ronald E. Robison (64)         Executive Vice        Since                 Managing Director, Chief Administrative Officer and
1221 Avenue of the Americas    President and         April 2003            Director (since February 1999) of the Investment Manager
New York, NY                   Principal Executive                         and Morgan Stanley Services, Chief Executive Officer and
                               Officer                                     Director of the Transfer Agent and Executive Vice
                                                                           President and Principal Executive Officer of The Morgan
                                                                           Stanley Funds and TCW/DW Term Trust 2003 (since April
                                                                           2003); previously Managing Director of the TCW Group Inc.

Joseph J. McAlinden (59)       Vice President        Since                 Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas                          July 1995             Investment Manager, Morgan Stanley Investment
New York, NY                                                               Management Inc. and Morgan Stanley Investment LP;
                                                                           Director of the Transfer Agent. Chief Investment Officer
                                                                           of the Van Kampen Funds.

                                  POSITION(S)
   NAME, AGE AND ADDRESS OF        HELD WITH          LENGTH OF
      EXECUTIVE OFFICER            THE TRUSTS        TIME SERVED            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------------------- ------------------- ---------------- ------------------------------------------------------------
Francis Smith (37)            Vice President      Since            Vice President and Chief Financial Officer of the Morgan
c/o Morgan Stanley Trust      and Chief           September 2002   Stanley Funds and the TCW/DW Term Trusts (since
Harborside Financial Center   Financial Officer                    September 2002); Executive Director of the Investment
Plaza Two,                                                         Manager and Morgan Stanley Services (since December
Jersey City, NJ                                                    2001). Previously, Vice President of the Investment Manager
                                                                   and Morgan Stanley Services (August 2000-November 2001)
                                                                   and Senior Manager at PricewaterhouseCoopers LLP
                                                                   (January 1998-August 2000).


                                                                            AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                             ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                          DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUSTS    BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
     NAME OF TRUSTEE                 (AS OF DECEMBER 31, 2002)                        (AS OF DECEMBER 31, 2002)
------------------------ ------------------------------------------------- -----------------------------------------------
INDEPENDENT:
Michael Bozic                                   none                                        over $100,000
Edwin J. Garn                                   none                                        over $100,000
Wayne E. Hedien                                 none                                        over $100,000
Dr. Manuel H. Johnson                           none                                        over $100,000
Michael E. Nugent                               none                                        over $100,000
INTERESTED:
Charles A. Fiumefreddo                          none                                        over $100,000
James F. Higgins                                none                                        over $100,000
Philip J. Purcell                               none                                        over $100,000

     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Trusts, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Trusts.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

     The Board currently consists of eight Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Funds, and are referred to in this section as Trustees. As of the date of this Proxy Statement, there are a total of 94 Morgan Stanley Funds, comprised of 123 portfolios. As of March 31, 2003, the Morgan Stanley Funds had total net assets of approximately $115 billion and more than six million shareholders.

     Five Trustees have no affiliation or business connection with Morgan Stanley Investment Advisors or any of its affiliated persons and do not own any stock or other securities issued by Morgan Stanley Investment Advisors' parent company, Morgan Stanley. These are the "disinterested" or "independent" Trustees.

     Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Morgan Stanley Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, six of the Trustees, including all of the Independent Trustees, serve as members of the Derivatives Committee and three trustees, including two independent trustees, serve as members of the Insurance Committee. The Trusts do not have any nominating or compensation committees.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

     The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds' independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of such services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Funds' system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Audit Committee currently consists of Messrs. Johnson, Bozic, Hedien, Garn and Nugent. All of the members of the Audit Committee are independent as defined in the New York Stock Exchange corporate governance standards for audit committees.

     The Board of each Trust has formed a Derivatives Committee to approve parameters for and monitor the activities of the Trust with respect to derivative investments, if any, made by the Trust. The Derivatives Committee currently consists of Mr. Fiumefreddo and all of the Independent Trustees of the Trusts. Finally, the Board of each Trust has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Trust. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien.

     The following chart sets forth the number of meetings of the Board, the Audit Committee, the Independent Trustees, the Derivatives Committee and the Insurance Committee of each Trust during its most recent fiscal year. No Trustee attended fewer than 75% of the meetings of the Board, the Audit Committee, the Independent Trustees, the Derivatives Committee or the Insurance Committee held while he served in such positions.

       NUMBER OF BOARD AND COMMITTEE MEETINGS HELD DURING LAST FISCAL YEAR

                            BOARD OF   INDEPENDENT     AUDIT     DERIVATIVES   INSURANCE
                  FISCAL    TRUSTEES     TRUSTEES    COMMITTEE    COMMITTEE    COMMITTEE
NAME OF TRUST    YEAR-END   MEETINGS     MEETINGS     MEETINGS     MEETINGS    MEETINGS
--------------- ---------- ---------- ------------- ----------- ------------- ----------
IQM ...........  10/31/02      4            7            3            4            2
IQC ...........  10/31/02      4            7            3            4            2
IQN ...........  10/31/02      4            7            3            4            2

AUDIT COMMITTEE REPORT

     The Board of Trustees of each Trust has adopted a formal written charter for the Audit Committee which sets forth the Audit Committee's responsibilities. A copy of the Audit Committee charter is attached to this Proxy Statement as Exhibit A.

     The Audit Committee of each Trust has reviewed and discussed the financial statements of each Trust with management as well as with Deloitte & Touche LLP, the independent auditors for each Trust. In the course of its discussions, the Audit Committee also discussed with Deloitte & Touche LLP any relevant matters required to be discussed under Statement on Auditing Standards No. 61. Based on this review, the Audit Committee recommended to the Board of Trustees of each Trust that each Trust's audited financial statements be included in each Trust's Annual Report to Shareholders for the most recent fiscal year for filing with the Securities and Exchange Commission. The Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required under Independence Standards Board No. 1 and has discussed with the independent auditors their independence.

                                          The Audit Committee

                                          Manuel H. Johnson (Chairman)
                                          Michael Bozic
                                          Edwin J. Garn
                                          Wayne E. Hedien
                                          Michael E. Nugent

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL MORGAN STANLEY FUNDS

     The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Morgan Stanley Funds.

SHARE OWNERSHIP BY TRUSTEES

     The Trustees have adopted a policy pursuant to which each Trustee and/or his or her spouse is required to invest at least $25,000 in any of the Funds in the Morgan Stanley Fund complex on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the Funds above the $25,000 minimum requirement. The Trustees may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. As of the date of this Proxy Statement, each Trustee is in compliance with the policy. Any future Trustee will be given a one year period following his or her election within which to comply with the foregoing. As of March 31, 2003, the total value of the investments by the Trustees and/or their spouses in shares of the Morgan Stanley Funds was approximately $56 million.

     As of the Record Date for these Meetings, the aggregate number of shares of each Trust owned by the Trust's officers and Trustees as a group was less than 1 percent of each Trust's outstanding shares.

COMPENSATION OF INDEPENDENT TRUSTEES

     Each Trust pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or committees of the Board attended by the Trustee (each Trust pays the Chairman of the Audit Committee an additional annual fee of $750 and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting (except an Audit Committee meeting), or a meeting of the Independent Trustees and/or more than one Committee meeting (except an Audit Committee meeting), take place on a single day, the Trustees are paid a single meeting fee by each Trust. Each Trust also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Trust who are or have been employed by Morgan Stanley Investment Advisors or an affiliated company receive no compensation or expense reimbursement from the Trust for their services as Trustee. Each Fund pays Mr. Fiumefreddo an annual fee for his service as Chairman of the Board and for administrative services provided to the Board of Trustees.

     As of the date of this Proxy Statement, 49 of the Morgan Stanley Funds, including IQM and IQC represented in this Proxy Statement, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Morgan Stanley Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from each Adopting Trust, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board. "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. Benefits under the retirement plans are accrued as expenses on the books of the Adopting Trusts. Such benefits are not secured or funded by the Adopting Trusts.

     The following tables illustrate the compensation paid to each Trust's Trustees by each Trust represented in this Proxy Statement for its last fiscal year, and the retirement benefits accrued to the Independent Trustees of IQM and IQC by those Trusts for their respective last fiscal years and the estimated retirement benefits for the Independent Trustees of IQM and IQC, to commence upon their retirement, as of the end of those Trusts' respective last fiscal years.

MORGAN STANLEY QUALITY MUNICIPAL SECURITIES (IQM)

                                    TRUST COMPENSATION AND ESTIMATED RETIREMENT BENEFITS
                                    ----------------------------------------------------
                                                                           ESTIMATED
                                                         RETIREMENT         ANNUAL
                                        AGGREGATE          BENEFIT         BENEFITS
                                      COMPENSATION       ACCRUED AS          UPON
NAME OF TRUSTEE                      FROM THE TRUST    TRUST EXPENSES    RETIREMENT(1)
---------------                      --------------    --------------    -------------
Michael Bozic .....................      $1,700             $381            $  937
Edwin J. Garn .....................       1,700              673               950
Wayne E. Hedien ...................       1,700              722               801
Manuel H. Johnson .................       2,450              413             1,390
Michael E. Nugent .................       2,200              748             1,239
Charles A. Fiumefreddo(2) .........       1,251                0                 0

----------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.

(2) Mr. Fiumefreddo is an Interested Trustee and, as such, does not participate in the retirement program.

MORGAN STANLEY CALIFORNIA QUALITY MUNICIPAL SECURITIES (IQC)

                                     TRUST COMPENSATION AND ESTIMATED RETIREMENT BENEFITS
                                     ----------------------------------------------------
                                                                            ESTIMATED
                                                          RETIREMENT         ANNUAL
                                         AGGREGATE          BENEFIT         BENEFITS
                                       COMPENSATION       ACCRUED AS          UPON
NAME OF TRUSTEE                       FROM THE TRUST    TRUST EXPENSES    RETIREMENT(1)
---------------                       --------------    --------------    -------------
Michael Bozic ......................      $1,700             $381            $  937
Edwin J. Garn ......................       1,700              673               950
Wayne E. Hedien ....................       1,700              722               801
Manuel H. Johnson ..................       2,450              413             1,390
Michael E. Nugent ..................       2,200              748             1,239
Charles A. Fiumefreddo (2) .........         749                0                 0

----------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.

(2) Mr. Fiumefreddo is an Interested Trustee and, as such, does not participate in the retirement program.

MORGAN STANLEY NEW YORK QUALITY MUNICIPAL SECURITIES (IQN)

NAME OF TRUSTEE                      AGGREGATE COMPENSATION FROM THE TRUST
---------------                      -------------------------------------
Michael Bozic ...................                   $1,700
Edwin J. Garn ...................                    1,700
Wayne E. Hedien .................                    1,700
Manuel H. Johnson ...............                    2,450
Michael E. Nugent ...............                    2,200
Charles A. Fiumefreddo ..........                      340

     The following table illustrates the compensation paid to the Trustees of the Trusts for the calendar year ended December 31, 2002 for services to the 94 registered Morgan Stanley Funds (consisting of 124 portfolios) that were in operation at December 31, 2002. None of the Fund's Trustees received compensation from any other funds in the Fund Complex except for Mr. Nugent who received compensation for service as Director/Trustee to 15 other registered funds (consisting of 77 portfolios) in the Fund Complex.

                  CASH COMPENSATION FROM MORGAN STANLEY FUNDS

                                       TOTAL CASH
                                      COMPENSATION
                                     FOR SERVICES TO
                                    94 MORGAN STANLEY
                                     FUNDS AND OTHER
                                      FUNDS IN THE
NAME OF TRUSTEES                      FUND COMPLEX
----------------                      ------------
Michael Bozic ..................        $159,650
Edwin J. Garn ..................         159,650
Wayne E. Hedien ................         158,950
Manuel H. Johnson ..............         226,063
Michael E. Nugent ..............         296,475
Charles A. Fiumefreddo .........         360,000

     The following table illustrates the retirement benefits accrued to the Independent Trustees of the Funds by the 49 Morgan Stanley Funds (including IQM and IQC represented in this Proxy Statement) for the calendar year ended December 31, 2002, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 49 Morgan Stanley Funds as of December 31, 2002. For the calendar year ended December 31, 2002, no retirement benefits were accrued to the Independent Trustees from any other funds in the Fund Complex.

                RETIREMENT BENEFITS FROM ALL MORGAN STANLEY FUNDS

                                     ESTIMATED                                                ESTIMATED ANNUAL
                                  CREDITED YEARS       ESTIMATED      RETIREMENT BENEFITS      BENEFITS UPON
                                    OF SERVICE        PERCENTAGE           ACCRUED AS         RETIREMENT FROM
                                   AT RETIREMENT      OF ELIGIBLE         EXPENSES BY           ALL ADOPTING
NAME OF INDEPENDENT TRUSTEES       (MAXIMUM 10)      COMPENSATION      ALL ADOPTING FUNDS         FUNDS(1)
----------------------------       ------------      ------------      ------------------         --------
Michael Bozic ................          10               60.44%             $18,457               $47,838
Edwin J. Garn ................          10               60.44               23,881                47,878
Wayne E. Hedien ..............           9               51.37               34,473                40,842
Manuel H. Johnson ............          10               60.44               19,803                70,050
Michael E. Nugent ............          10               60.44               32,362                62,646

----------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.

     THE BOARD OF TRUSTEES OF EACH TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE TRUSTEES NOMINATED FOR ELECTION.

THE INVESTMENT MANAGER

     Morgan Stanley Investment Advisors Inc. serves as each Trust's investment manager pursuant to an investment management agreement. Morgan Stanley Investment Advisors maintains its offices at 1221 Avenue of the Americas, New York, New York 10020. Morgan Stanley Investment Advisors, formerly known as Morgan Stanley Dean Witter Advisors Inc., adopted its current name on June 18, 2001. Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

     The Principal Executive Officer and Directors of Morgan Stanley Investment Advisors are Mitchell M. Merin, President and Chief Executive Officer, Ronald
E. Robison, Managing Director and Chief Administrative Officer and Barry Fink, Managing Director, Secretary and General Counsel. The principal occupations of Messrs. Merin, Robison and Fink are described under the section "Election of Trustees." The business address of the Executive Officer and other Directors is 1221 Avenue of the Americas, New York, New York 10020.

     Morgan Stanley has its offices at 1585 Broadway, New York, New York 10036. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. There are various lawsuits pending against Morgan Stanley involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.

     Morgan Stanley Investment Advisors and its wholly-owned subsidiary, Morgan Stanley Services, serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. The address for Morgan Stanley Services is that of Morgan Stanley Investment Advisors set forth above.

                       FEES PAID TO INDEPENDENT AUDITORS

AUDIT FEES PAID BY THE TRUSTS

     The fees for professional services rendered by Deloitte & Touche LLP in connection with the annual audit and review of financial statements of IQM, IQC and IQN for their respective fiscal years ended October 31, 2002 were $25,000, $27,000 and $24,000, respectively.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no professional services rendered by Deloitte & Touche LLP to the Trusts, the investment advisor, or affiliated entities that provide services to the Trusts during their most recent fiscal years ended, relating to financial information systems design and implementation.

ALL OTHER FEES

     The aggregate fees for professional services rendered by Deloitte & Touche LLP for other non-audit services provided to the Trusts, the investment advisor and to affiliated entities that provided services to the Trusts amounted to approximately $3.4 million of which approximately $2.3 million related to fees for attestation services such as comfort letters and consents related to SEC and other registration statements, agreed upon procedures and consultation on accounting standards and approximately $1 million related to fees for services such as tax and regulatory consultation, tax return preparation, compliance and approximately $610,000 related to services for improving business and operational processes.

     The Audit Committee of each of the Trusts considered whether Deloitte & Touche LLP's provision of non-audit services is compatible with maintaining their independence.

                             ADDITIONAL INFORMATION

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal for any Trust is not obtained at the Meeting of any Trust, the persons named as proxies may propose one or more adjournments of the Meeting of the applicable Trust to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting. Abstentions and broker "non-voters" will not count in favor of or against any such vote for adjournment.

     Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any proposal, and broker "non-votes" will not be deemed to be present at the Meeting of any Trust for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

                             SHAREHOLDER PROPOSALS

     Proposals of security holders intended to be presented at the next Annual Meeting of Shareholders of each respective Trust must be received by no later than January 7, 2004 for each Trust for inclusion in the proxy statement and proxy for that meeting. The mere submission of a proposal does not guarantee its inclusion in the proxy materials or its presentation at the meeting. Certain rules under the federal securities laws must be met.

                            REPORTS TO SHAREHOLDERS

     EACH TRUST'S MOST RECENT ANNUAL REPORT HAS BEEN SENT PREVIOUSLY TO SHAREHOLDERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST FROM NINA WESSEL AT MORGAN STANLEY TRUST, HARBORSIDE FINANCIAL CENTER, PLAZA TWO, 2ND FLOOR, JERSEY CITY, NEW JERSEY 07311 (TELEPHONE 1-800-869-NEWS) (TOLL-FREE).

                          INTEREST OF CERTAIN PERSONS

     Morgan Stanley, Morgan Stanley Investment Advisors, Morgan Stanley DW, Morgan Stanley Services, and certain of their respective Directors, Officers, and employees, including persons who are Trustees or Officers of the Trusts, may be deemed to have an interest in certain of the proposals described in this Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Proxy Statement, pursuant to which they are paid fees by the Trusts, and certain of those individuals are compensated for performing services relating to the Trusts and may also own shares of Morgan Stanley. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such proposals.

                                 OTHER BUSINESS

     The management of the Trusts knows of no other matters which may be presented at the Meetings. However, if any matters not now known properly come before the Meetings, it is intended that the persons named in the enclosed form of proxy, or their substitutes, will vote all shares that they are entitled to vote on or any such matter utilizing such proxy in accordance with their best judgment on such matters.

                                        By Order of the Board of Trustees


                                                    BARRY FINK
                                                    Secretary

                                                                      APPENDIX A


                                 CHARTER OF THE
                                 AUDIT COMMITTEE
                                     OF THE
                              MORGAN STANLEY FUNDS

     The Board of Directors/Trustees (the "Board") of each fund advised or managed by Morgan Stanley Investment Advisors Inc. or Morgan Stanley Services Company Inc. (each, a "Fund," collectively, the "Funds") has adopted and approved this charter for the audit committee of each Fund (the "Audit Committee").

1. Structure and Membership Requirements:

   1.01 The Audit Committee shall consist of at least three "independent" directors/trustees. "Independent" shall have the meaning ascribed to it in New York Stock Exchange Listed Company Standard 303.01(2) and (3).

   1.02 Each member of the Audit Committee shall not be an "interested person" of the Funds, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940.

   1.03 Each member of the Audit Committee shall be "financially literate," as such term is interpreted by the Fund's Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee.

   1.04 At least one member of the Audit Committee must have accounting or related financial management expertise, as such qualification is interpreted by the Fund's Board in its business judgment.

2. Meetings:

   2.01 The Audit Committee shall meet at least twice each calendar year.

3. Duties and Powers:

   3.01 Each Fund's outside auditor is ultimately accountable to the Audit Committee and to the Board. The Audit Committee, subject to the Board's approval and oversight, has the authority and responsibility, to select, evaluate and, where appropriate, replace the outside auditor. To the extent required by law, this includes nominating the selected outside auditor to be considered for approval or ratification by shareholders at their next annual meeting.

   3.02 The Audit Committee shall approve the scope of professional services to be provided to the Funds by the outside auditor.

   3.03 The Audit Committee shall review with the outside auditor the audit plan and results of the auditing engagement.

   3.04 The Audit Committee shall review the independence of the outside auditor, including:

        (a) ensuring that the outside auditor submits to the Audit Committee, at least annually, a letter delineating all relationships between the auditor and the Funds;

        (b) engaging in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor; and

        (c) recommending the Board take action in response to the outside auditor's report of any of the relationships discussed in (b) above, to the extent necessary and appropriate for the Audit Committee to satisfy itself of the outside auditor's independence.

   3.05 The Audit Committee shall oversee any other aspects of the Funds' audit process as it deems necessary and appropriate.

   3.06 The Audit Committee is empowered to review the Funds' system of internal controls.

   3.07 The Audit Committee shall have the resources and authority as it deems appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

4. Review of Charter:

   4.01 The Audit Committee shall review and assess the adequacy of this charter annually.

   4.02 Any changes to the charter must be recommended by the Audit Committee and approved by the Board.

                  MORGAN STANLEY QUALITY MUNICIPAL SECURITIES

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Quality Municipal Securities on June 17, 2003, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated May 6, 2003 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------

                                                      PLEASE MARK VOTES AS
                                                      IN THE EXAMPLE USING   [X]
                                                      BLACK OR BLUE INK

                                                      COMMON SHARES

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-866-241-6192

TO VOTE A PROXY BY INTERNET, visit our Website: https://vote.proxy-direct.com

                                                                         FOR ALL
                                                        FOR   WITHHOLD   EXCEPT
1. Election of three Trustees:                          [ ]     [ ]        [ ]

   01. Edwin J. Garn     02. Michael E. Nugent

   03. Philip J. Purcell

IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.



           Please make sure to sign and date this Proxy using black or blue ink.


           Date
                -------------------------------------------------


                ----------------------------------------------

                ----------------------------------------------
                       Shareholder sign in the box above


                ----------------------------------------------

                ----------------------------------------------
                    Co-Owner (if any) sign in the box above

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
            PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES


                                 MORGAN STANLEY
                          QUALITY MUNICIPAL SECURITIES

--------------------------------------------------------------------------------
                                    IMPORTANT

               USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE HTTPS://VOTE.PROXY-DIRECT.COM. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE
   INSTRUCTIONS.

3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-866-241-6192 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
--------------------------------------------------------------------------------

PRX 00126

              MORGAN STANLEY NEW YORK QUALITY MUNICIPAL SECURITIES

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley New York Quality Municipal Securities on June 17, 2003, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated May 6, 2003 as follows:




                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

       IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------

                                                      PLEASE MARK VOTES AS
                                                      IN THE EXAMPLE USING   [X]
                                                      BLACK OR BLUE INK

                                                      COMMON SHARES

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-866-241-6192

TO VOTE A PROXY BY INTERNET, visit our Website: https://vote.proxy-direct.com

                                                                         FOR ALL
                                                        FOR   WITHHOLD   EXCEPT
1. Election of three Trustees:                          [ ]     [ ]        [ ]

   01. Edwin J. Garn     02. Michael E. Nugent

   03. Philip J. Purcell

IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.



           Please make sure to sign and date this Proxy using black or blue ink.


           Date
                -------------------------------------------------


                ----------------------------------------------

                ----------------------------------------------
                       Shareholder sign in the box above


                ----------------------------------------------

                ----------------------------------------------
                    Co-Owner (if any) sign in the box above

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
            PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES


                                 MORGAN STANLEY
                      NEW YORK QUALITY MUNICIPAL SECURITIES


--------------------------------------------------------------------------------
                                    IMPORTANT

               USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE HTTPS://VOTE.PROXY-DIRECT.COM. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE
   INSTRUCTIONS.

3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-866-241-6192 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
--------------------------------------------------------------------------------

PRX 00100

             MORGAN STANLEY CALIFORNIA QUALITY MUNICIPAL SECURITIES

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley California Quality Municipal Securities on June 17, 2003, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated May 6, 2003 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

       IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------

                                                      PLEASE MARK VOTES AS
                                                      IN THE EXAMPLE USING   [X]
                                                      BLACK OR BLUE INK

                                                      COMMON SHARES

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-866-241-6192

TO VOTE A PROXY BY INTERNET, visit our Website: https://vote.proxy-direct.com

                                                                         FOR ALL
                                                        FOR   WITHHOLD   EXCEPT
1. Election of three Trustees:                          [ ]     [ ]        [ ]

   01. Edwin J. Garn     02. Michael E. Nugent

   03. Philip J. Purcell

IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.



           Please make sure to sign and date this Proxy using black or blue ink.


           Date
                -------------------------------------------------


                ----------------------------------------------

                ----------------------------------------------
                       Shareholder sign in the box above


                ----------------------------------------------

                ----------------------------------------------
                    Co-Owner (if any) sign in the box above

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
            PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES



                                 MORGAN STANLEY
                     CALIFORNIA QUALITY MUNICIPAL SECURITIES

--------------------------------------------------------------------------------
                                    IMPORTANT

               USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE HTTPS://VOTE.PROXY-DIRECT.COM. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE
   INSTRUCTIONS.

3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-866-241-6192 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
--------------------------------------------------------------------------------

PRX 095

                  MORGAN STANLEY QUALITY MUNICIPAL SECURITIES

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Quality Municipal Securities on June 17, 2003, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated May 6, 2003 as follows:





                           (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

       IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------

                                                      PLEASE MARK VOTES AS
                                                      IN THE EXAMPLE USING   [X]
                                                      BLACK OR BLUE INK

                                                      PREFERRED SHARES

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-866-241-6192

TO VOTE A PROXY BY INTERNET, visit our Website: https://vote.proxy-direct.com

                                                                         FOR ALL
                                                        FOR   WITHHOLD   EXCEPT
1. Election of three Trustees:                          [ ]     [ ]        [ ]

   01. Edwin J. Garn     02. Michael E. Nugent

   03. Philip J. Purcell




           Please make sure to sign and date this Proxy using black or blue ink.


           Date
                -------------------------------------------------


                ----------------------------------------------

                ----------------------------------------------
                       Shareholder sign in the box above


                ----------------------------------------------

                ----------------------------------------------
                    Co-Owner (if any) sign in the box above

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
            PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES


                                 MORGAN STANLEY
                          QUALITY MUNICIPAL SECURITIES

--------------------------------------------------------------------------------
                                    IMPORTANT

              USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE HTTPS://VOTE.PROXY-DIRECT.COM. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE
   INSTRUCTIONS.

3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-866-241-6192 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
--------------------------------------------------------------------------------


PRX 00126

              MORGAN STANLEY NEW YORK QUALITY MUNICIPAL SECURITIES

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley New York Quality Municipal Securities on June 17, 2003, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated May 6, 2003 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------

                                                      PLEASE MARK VOTES AS
                                                      IN THE EXAMPLE USING   [X]
                                                      BLACK OR BLUE INK

                                                      PREFERRED SHARES

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-866-241-6192

TO VOTE A PROXY BY INTERNET, visit our Website: https://vote.proxy-direct.com

                                                                         FOR ALL
                                                        FOR   WITHHOLD   EXCEPT
1. Election of three Trustees:                          [ ]     [ ]        [ ]

   01. Edwin J. Garn     02. Michael E. Nugent

   03. Philip J. Purcell




           Please make sure to sign and date this Proxy using black or blue ink.


           Date
                -------------------------------------------------


                ----------------------------------------------

                ----------------------------------------------
                       Shareholder sign in the box above


                ----------------------------------------------

                ----------------------------------------------
                    Co-Owner (if any) sign in the box above

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
            PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES


                                 MORGAN STANLEY
                      NEW YORK QUALITY MUNICIPAL SECURITIES

--------------------------------------------------------------------------------
                                    IMPORTANT

               USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE HTTPS://VOTE.PROXY-DIRECT.COM. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE
   INSTRUCTIONS.

3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-866-241-6192 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
--------------------------------------------------------------------------------

PRX 00100

                                 MORGAN STANLEY
                     CALIFORNIA QUALITY MUNICIPAL SECURITIES

                                      PROXY


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley California Quality Municipal Securities on June 17, 2003, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated May 6, 2003 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------

                                                      PLEASE MARK VOTES AS
                                                      IN THE EXAMPLE USING   [X]
                                                      BLACK OR BLUE INK

                                                      PREFERRED SHARES

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-866-241-6192

TO VOTE A PROXY BY INTERNET, visit our Website: https://vote.proxy-direct.com

                                                                         FOR ALL
                                                        FOR   WITHHOLD   EXCEPT
1. Election of three Trustees:                          [ ]     [ ]        [ ]

   01. Edwin J. Garn     02. Michael E. Nugent

   03. Philip J. Purcell




           Please make sure to sign and date this Proxy using black or blue ink.


           Date
                -------------------------------------------------


                ----------------------------------------------

                ----------------------------------------------
                       Shareholder sign in the box above


                ----------------------------------------------

                ----------------------------------------------
                    Co-Owner (if any) sign in the box above

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
            PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES


                                 MORGAN STANLEY
                     CALIFORNIA QUALITY MUNICIPAL SECURITIES

--------------------------------------------------------------------------------
                                    IMPORTANT

               USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO
   HTTPS://VOTE.PROXY-DIRECT.COM ON THE WEBSITE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-866-241-6192 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.
--------------------------------------------------------------------------------

PRX 095

-------------------------------------------------------------------------------
MORGAN STANLEY FUNDS
-------------------------------------------------------------------------------

     OFFERS TWO NEW WAYS TO VOTE YOUR PROXY
     24 HOURS A DAY, 7 DAYS A WEEK

     You can now vote your proxy in a matter of minutes with the ease and convenience of the Internet or the telephone. You may still vote by mail. But remember, if you are voting by Internet or telephone, do not mail the proxy.

     TO VOTE BY INTERNET:

     1. Read the enclosed Proxy Statement and have your Proxy Card available.
     2. Go to the "Vote Your Proxy Here" link on the website https://vote.proxy-direct.com.
     3. Enter the 14-digit Control Number found on your Proxy Card.
     4. Follow the simple instructions.

     TO VOTE BY TELEPHONE:

     1. Read the enclosed Proxy Statement and have your Proxy Card available.
     2. Call toll-free 1-800-597-7836.
     3. Enter the 14-digit Control Number found on your Proxy Card.
     4. Follow the simple recorded instructions.

                                                  Your Proxy Vote is Important!
                                           Thank You for Submitting Your Proxy.

-------------------------------------------------------------------------------